                                                                    EXHIBIT 24.0
                                                                    ------------



                               POWER OF ATTORNEY


     KNOW ALL BY MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Joel A. Elftmann and Benno G. Sand, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 1995 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1995.



                                              /s/ James A. Bernards
                                              ---------------------
                                                James A. Bernards

                               POWER OF ATTORNEY


     KNOW ALL BY MEN BY THESE PRESENTS, that I, the undersigned director of
FSI International, Inc. hereby appoint Joel A. Elftmann and Benno G. Sand, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 1995 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1995.



                                              /s/ Neil R. Bonke
                                              -----------------
                                                Neil R. Bonke

                               POWER OF ATTORNEY


     KNOW ALL BY MEN BY THESE PRESENTS, that I, the undersigned director of
FSI International, Inc. hereby appoint Joel A. Elftmann and Benno G. Sand, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 1995 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of October, 1995.



                                              /s/ Joel A. Elftmann
                                              --------------------
                                                Joel A. Elftmann

                               POWER OF ATTORNEY


     KNOW ALL BY MEN BY THESE PRESENTS, that I, the undersigned director of
FSI International, Inc. hereby appoint Joel A. Elftmann and Benno G. Sand, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 1995 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1995.



                                              /s/ Terrence W. Glarner
                                              -----------------------
                                                Terrence W. Glarner

                               POWER OF ATTORNEY


     KNOW ALL BY MEN BY THESE PRESENTS, that I, the undersigned director of
FSI International, Inc. hereby appoint Joel A. Elftmann and Benno G. Sand, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 1995 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1995.



                                              /s/ Robert E. Lorenzini
                                              -----------------------
                                                Robert E. Lorenzini

                               POWER OF ATTORNEY


     KNOW ALL BY MEN BY THESE PRESENTS, that I, the undersigned director of
FSI International, Inc. hereby appoint Joel A. Elftmann and Benno G. Sand, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 1995 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1995.



                                              /s/ William M. Marcy
                                              --------------------
                                                William M. Marcy

                               POWER OF ATTORNEY


     KNOW ALL BY MEN BY THESE PRESENTS, that I, the undersigned director of
FSI International, Inc. hereby appoint Joel A. Elftmann and Benno G. Sand, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 1995 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1995.



                                              /s/ Charles R. Wofford
                                              ----------------------
                                                Charles R. Wofford